As filed with the Securities and Exchange Commission on December 21, 2007

Registration File No. 333-_______
Registration File No. 811-22155

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. ____ ☐
POST-EFFECTIVE AMENDMENT NO.
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
AMENDMENT NO. ____ ☐

GLOBAL REAL ESTATE INVESTMENTS FUND
(Exact Name of Registrant as Specified in Charter)
1400 Sixteenth Street, Suite 400
Denver, Colorado 80202
(Address of Principal Executive Offices — Number, Street, City, State, Zip Code)

Registrant’s telephone number, including area code: [INSERT PHONE NUMBER]

Global Real Estate Fund Management LLC
1400 Sixteenth Street, Suite 400
Denver, Colorado 80202

(Name and Address — Number, Street, City, State, Zip Code — of Agent for Service)

Copies of information to:

Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. : It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered(1)(2)	Share(1)	Price(1)	Registration Fee
Common shares, no par value	100,000	$10.00	$1,000,000.00	$30.70

(1)         Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED _________

           The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Global Real Estate Investments Fund
Five Million Certificates of Common Shares of Beneficial Interest
$1,000.00 per certificate of shares
$5,000,000,000 Maximum Offering Size
_________________________

          Investment Objective. Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment through marketing the Fund’s shares in non-tradeable certificates (the “Certificates”). There is no assurance the Fund will achieve its objectives.

          Securities Offered. The Fund is offering to sell, through its distributor, common shares of beneficial interest through the sale of up to five million Certificates representing its common shares of beneficial interest, at a fixed offering price of $1,000 per Certificate. Each Certificate is comprised of a variable number of shares, initially based on an offering price of $10.00 per share. The Fund is offering to sell its shares, on a continual basis, through its distributor. See “Plan of Distribution.”

          The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

          It is anticipated that, subject to the determination of its Board of Trustees, the Fund will either list its shares on a national exchange or convert to an open-end mutual fund, by December 31, 2015.

(continued on following page)

Investing in our common shares involves risks. See “Risk Factors” on page ___ of this prospectus.
_______________________

	Total Minimum(1)	Total Maximum(2)
Public Offering Price	$1,000	$5,000,000,000
Sales Load(3)	$85	$425,000,000
Estimated Offering Expenses (4)	$	$
Proceeds, After Expenses, to the Fund	$	$

(1)	This offering is not subject to any minimum purchase by the Fund’s distributor. However, minimum initial investment by each shareholder in the Fund is $1,000.00.

(2)	Capital Real Estate Securities, LLC is serving as the Fund’s distributor on a best efforts basis, subject to various conditions. The Fund also may distribute shares through other selected dealers.

(3)	Investments are subject to a sales load of 8.5%. See “Plan of Distribution.”

(4)	The Fund’s offering expenses are to be paid by the Fund. These offering expenses are estimated to total $_______.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Capital Real Estate Securities, LLC

The date of this prospectus is                                       .

          (continued from previous page)

          Portfolio Contents. Under normal circumstances, the Fund will invest its assets primarily in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities, including other investment companies that invest in REITs and real estate securities. The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities. The Adviser will seek to invest the Fund’s assets in issuers that have exceptional management and hold established real estate portfolios of office buildings, apartment buildings, shopping centers, malls, industrial properties and other income producing real estate in the United States and in other countries.

          Investment Adviser. Global Real Estate Fund Management LLC (the “Adviser”) will act as the Fund's investment adviser. See “Management of the Fund.” The Adviser is a newly-formed Delaware limited liability company. Its address is 1400 Sixteenth Street, Suite 400, Denver, Colorado 80202.

          Repurchases of Shares. The Fund is an interval fund, and as such, has adopted a fundamental policy that it will make annual repurchase offers for no less than 5% of the shares outstanding at net asset value; however, the shares are less liquid than shares of funds that trade on a stock exchange. There is no guarantee that shareholders will be able to sell all of the shares they desire in an annual repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s annual repurchases. See “Annual Repurchases of Shares.”

          This prospectus sets forth concisely the information about the Fund that you should to know before deciding whether to invest in the Certificates, and you should retain this prospectus for future reference. A Statement of Additional Information, dated _____________(the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ___ of this prospectus, and other information filed with the SEC, by calling collect (XXX) XXX-XXXX or by writing to the Fund c/o ________________________. The Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s Statement of Additional Information electronically, please visit the Fund’s web site (http://www.globalrealestateinvestmentsfund.com) or call collect (XXX) XXX-XXXX. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s web site (http://www.sec.gov).

          The Fund’s common shares and the Certificates do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

ii

          You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

TABLE OF CONTENTS

SUMMARY	1
SUMMARY OF FUND EXPENSES	12
THE FUND	13
USE OF PROCEEDS	13
INVESTMENT OBJECTIVE AND POLICIES	13
RISK FACTORS	24
MANAGEMENT OF THE FUND	33
DETERMINATION OF NET ASSET VALUE	35
ANNUAL REPURCHASES OF SHARES	35
DISTRIBUTION POLICY	37
DIVIDEND REINVESTMENT PLAN	38
U.S. FEDERAL INCOME TAX MATTERS	39
DESCRIPTION OF CAPITAL STRUCTURE	42
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST	44
POTENTIAL CONVERSION TO OPEN-END FUND	45
PLAN OF DISTRIBUTION	45
LEGAL MATTERS	46
REPORTS TO SHAREHOLDERS	46
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
ADDITIONAL INFORMATION	46
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	47
THE FUND’S PRIVACY POLICY	47

          All dealers that buy, sell or trade our Certificates representing the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Distributor.

iii

SUMMARY

          This summary does not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund	Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company. See “The Fund.” The Fund is an interval fund that will make annual repurchases of shares at net asset value. See “Annual Repurchases of Shares.”

The Offering

The Fund is offering to sell, through its distributor, Capital Real Estate Securities, LLC (the “Distributor”), up to 5,000,000 certificates representing its common shares of beneficial interest (the “Certificates”), at a fixed offering price of $1,000 per Certificate. Each Certificate is comprised of a variable number of shares, initially based on an offering price of $10.00 per share. The Fund is offering to sell its shares on a continual best-efforts basis through the Distributor. The initial public offering price is $10.00 per common share, no par value. The Fund will pay all of its offering expenses incurred with respect to the offering of its shares. The Adviser has agreed to pay all organizational expenses of the Fund.

Investment Objective and Policies

The Fund’s investment objective is capital appreciation.

The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment through marketing the Fund’s shares in non-tradeable Certificates.

The Fund may invest without limitation in non-U.S. securities; provided, however, that the Fund will limit its investments in issuers located in any single country, other than the U.S., to no more than 25% of its net assets.

There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Strategies	The Fund intends to invest its assets primarily in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs, real estate securities and other investment companies that invest in REITs and real estate securities. This policy is fundamental and may not be changed without shareholder approval.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” means the equity securities of any company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

The Adviser will seek to invest the Fund’s assets in issuers that have exceptional management and hold established real estate portfolios of office buildings, apartment buildings, shopping centers, malls, industrial properties and other income producing real estate in the U.S. and in other countries.

When selecting equity securities, the Adviser will focus on whether the issuer can achieve sustainable growth in cash flow. The Adviser will look for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Fund will purchase equity securities when the Adviser believes the market price for such securities does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. The Adviser will also monitor interest rates, occupancy rates, rental income data and new construction globally.

The Adviser may sell a security held in the Fund’s portfolio when it believes the security approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities. The Fund may invest in illiquid securities, including private REITs.

The Fund may invest in other investment companies, provided that the Fund limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

The Fund may invest up to 5% of the Fund’s net assets in options and futures contracts for hedging or “non-hedging,” speculative purposes.

The Fund may sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.

The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets. See “Investment Objective and Policies — Investment Techniques — Short Sales” and “Risk Factors — Short Sale Risk.”

Investment Adviser and Fee

Global Real Estate Fund Management LLC (the “Adviser”), the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a newly-formed Delaware limited liability company.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. See “Management of the Fund.”

Administrator and Accounting Agent	[TBD, including fee] See “Management of the Fund.”

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder. In addition, unlike many closed-end funds, the Fund’s shares will not be listed on a national stock exchange. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows, that can complicate portfolio management of mutual funds. Closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies.

The Board of Trustees intends to consider the conversion of the Fund to an open-end investment company or the listing of the Fund’s shares on a national stock exchange by December 31, 2015.

Investor Suitability	An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares	The Fund is an interval fund, and as such, has adopted a fundamental policy that it will make annual repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in an annual repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s annual repurchases. See “Annual Repurchases of Shares.”

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares.

No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. The shares are not intended to be used for trading purposes. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s annual repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in an annual repurchase offer .

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Real Estate Securities Risks. Because the Fund will concentrate its investments in the securities of issuers linked to the real estate market, its portfolio may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (ii) risks related to local economic conditions, overbuilding and increased competition; (iii) increases in property taxes and operating expenses; (iv) changes in zoning laws; (v) casualty and condemnation losses; (vi) variations in rental income, neighborhood values or the appeal of property to tenants; and (vii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general. There are also special risks associated with particular sectors of real estate investments. See “Risk Factors—Real Estate Securities Risk.”

REIT Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Common Stock Risk. The Fund may invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk. The Fund may invest without limitation in foreign securities. Investments in foreign securities involve certain risks not generally associated with investments in the securities of United States issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Emerging Markets Securities Risk. The Fund may invest without limitation in emerging markets securities; provided, however, that the Fund will limit its investments in issuers located in any single foreign country to no more than 25% of its net assets. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Developing market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's net asset value may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in

ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Management Risk. The Adviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Repurchase Policy Consequences. Annual repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchases of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk,

limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred shares also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferred shares”) or defer (in the case of “cumulative preferred shares”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Short Sale Risk. When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall assets available for trading purposes.

Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stocks holdings.

Leverage	The Fund does not intend to utilize leverage through borrowing for investment purposes or issuing preferred shares. However, the Board of Trustees may decide to issue preferred shares in the future and may borrow money for emergency purposes or to finance the repurchase of shares. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it invests.

Distribution Policy

The Fund intends to make an annual distribution to its shareholders equal to at least 98% of the Fund’s net income and capital gains. If investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, as determined as of the close of the Fund's taxable year, is less than the amount of the sum of the annual distribution for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. The initial distribution is expected to be declared on or before December 31, 2008, depending on market conditions. See “Distribution Policy.”

Section 19(a) of the 1940 Act and Rule 19a 1 thereunder require the Fund to provide a written statement accompanying any distribution payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a 1 carefully, and should not assume that the source of any distribution from the Fund is net profit. See “Distribution Policy.”

Dividend Reinvestment Plan	Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Custodian and Transfer Agent	[TBD]. See “Management of the Fund”.

SUMMARY OF FUND EXPENSES

          The following table assumes that the Fund issues ___________ common shares and shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales load	8.50%
Offering expenses borne by the Fund (as a percentage of offering price)	___%	(1)
Dividend Reinvestment Plan fees	None	(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.00%	(3)
Other expenses (4)	____%
Acquired Fund fees and expenses (5)	____%
Total Annual Expenses	____%

Example (6)

          The following example illustrates the hypothetical expenses (including estimated offering expenses of this offering of $____) that you would pay on a $1,000 investment in common shares, assuming (i) annual expenses of ____% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000	$	$	$	$
investment, assuming a 5% annual return

(1)	The Adviser has agreed to pay all the Fund’s organizational expenses. The Fund will pay all costs incurred in connection with the offering. These offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to common shares.

(2)	There will be no brokerage charges with respect to common shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	The Investment Management Agreement between the Fund and the Adviser obligates the Fund to pay the Adviser a monthly investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

(4)	“Other Expenses” estimated to be _____% of the Fund’s net assets are based on estimated amounts for the Fund’s first full fiscal year, include administration and fund accounting fees and assumes the Fund does not incur any material costs associated with the Fund’s short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. The Adviser intends to utilize short sales in a limited nature and expects to hold short positions primarily in non-dividend paying securities. The Fund’s actual dividend expenses paid on securities sold short may be significantly higher than the estimate above due to, among other factors, the actual extent of the Fund’s short positions (which may range from 0% to 20% of total assets), the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which may vary over time. See “Investment Objective and Policies–Investment Techniques–Short Sales.” The Fund has no current intention to borrow money for investment purposes.

(5)	The Fund may invest in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year and assumes the Fund invests 10% of its net assets in Acquired Funds with an average expense ratio of ____%.

(6)	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

          The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

THE FUND

          The Fund is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on November 9, 2007 and has no operating history. The Fund’s principal office is located 1400 Sixteenth Street, Suite 400, Denver, Colorado 80202, and its telephone number is __________.

USE OF PROCEEDS

          The net proceeds of the continuous offering of common shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay its offering expenses incurred with respect to its continuous offering.

          Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate. If the Fund’s investments are delayed, early planned distributions could consist principally of a return of capital.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

          The Fund’s investment objective is capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment through marketing the Fund’s shares in non-tradeable Certificates. The Fund may invest without limitation in non-U.S. securities; provided, however, that the Fund will limit its investments in issuers located in any single country, other than the U.S., to no more than 25% of its net assets.

          There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

Investment Strategies

          Under normal circumstances, the Fund will invest at least 80% of its net assets in REITs, real estate securities and other investment companies that invest in REITs and real estate securities. This policy is fundamental and may not be changed without shareholder approval. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. “Real estate securities” means the equity securities of any company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

          The Adviser will seek to invest the Fund’s assets in issuers that have exceptional management and hold established real estate portfolios of office buildings, apartment buildings, shopping centers, malls, industrial properties and other income producing real estate in the U.S. and in other countries. When selecting equity securities, the Adviser will focus on whether the issuer can achieve sustainable growth in cash flow. The Adviser will look for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Fund will purchase equity securities when the Adviser believes the market price for such securities does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. The Adviser will also monitor interest rates, occupancy rates, rental income data and new construction globally. The Fund may invest in the securities of large, mid and small-capitalization issuers.

          The Adviser may sell a security held in the Fund’s portfolio when it believes the security approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

          The Fund may invest without limitation in foreign REITs and other foreign real estate securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) that represent indirect interests in securities of foreign issuers of real estate securities. The Fund may invest in illiquid securities, including private REITs.

          The Fund may invest in the securities of other investment companies that invest in real estate securities and ETFs, provided that the Fund limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

          The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes. The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets. See “Investment Objective and Policies — Investment Techniques — Short Sales” and “Risk Factors — Short Sale Risk.”

          The Fund may invest in other securities, including U.S. dollar-denominated debt securities, when the Adviser believes that it is appropriate to do so. For example, when interest rates are high in comparison to anticipated returns on equity investments, the Adviser may determine to invest in U.S. dollar-denominated debt securities. Debt securities in which the Fund may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund. Such determination may be made regardless of the maturity, duration or rating of any such debt security, as the Adviser does not have a policy with respect to the maturity or duration of the debt securities in which the Fund may invest. The Fund may invest up to 5% of its net assets in options and futures contracts for hedging or “non-hedging,” speculative purposes. The Fund may also invest in mortgage-backed securities and investment grade taxable municipal obligations.

          Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Fund will invest only in illiquid securities that the Adviser believes provide opportunities for substantial growth over a period of two to five years.

          The Fund may lend the securities that it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value.

          The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.

During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

          The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio manager’s decisions are subjective.

          The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including for the repurchase of shares which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts). In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

          The Fund will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

          There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Portfolio Investments

Real Estate Investment Trusts

          The Fund will invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

          Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

Common Stocks

          The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Foreign Securities

          The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

          The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

          Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

          The Fund may purchase ADRs, IDRs and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

          Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Preferred Stocks

          The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

          Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

          Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

          Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Exchange Traded Funds

          The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Other Closed-End Investment Companies

          The Fund may invest in the shares of other closed-end management investment companies. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-

end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Corporate Bonds, Government Debt Securities and Other Debt Securities

          The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

          The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

          The Fund may invest in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by the Adviser. These securities are commonly referred to as “junk bonds.”

Convertible Securities

          The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

          The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Emerging Market Securities

          The Fund may invest without limitation in the securities of issuers located in emerging markets; provided, however, that the Fund will limit its investments in issuers located in any single foreign country (emerging market or other foreign country) to no more than 25% of its net assets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

          In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Illiquid Securities

          Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

          The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures.

Warrants

          The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

          Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Investment Techniques

          The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to earn additional income, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options and options on stock indices, may be used as hedges against or substitutes for investments in equity securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Short Sales

          The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, whereby it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.

          The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indices.

          The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

          If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

          The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

          When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. The Fund currently intends to avoid short sales of dividend-paying securities to avoid the Fund incurring any dividend expense in connection with such short position. The Fund’s actual dividend expenses paid on securities sold short may be significantly higher than 0% due to, among other factors, the actual extent of the Fund’s short positions (which may range from 0% to 20% of total assets), the actual dividends paid with respect to the securities the Fund sells short, and the timing of the Fund’s short sale transactions, each of which may vary over time.

          Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short- selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

          Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets.

Options on Securities

          In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets (including options on stock indices described below) to purchase put and call options on securities. The Fund may, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

          Similarly, the SEC currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

          The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

          The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

          As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

          In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

          The Fund may utilize up to 5% of its net assets (including options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its net assets and to purchase call options on securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Adviser’s judgment in this respect will be correct.

          When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Securities Lending

          The Fund may lend the securities that it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The right to vote the shares of the securities loaned passes to the borrower, therefore, the Fund would not have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. The Fund does not anticipate paying any compensation relating to the investment of the cash collateral for the loans.

Defensive Positions

          During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Leverage

          The Fund does not intend to utilize leverage through borrowing for investment purposes or issuing preferred shares. However, the Board of Trustees may decide to issue preferred shares in the future. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the repurchase of shares which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it invests.

RISK FACTORS

          An investment in the Fund’s common shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

          No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Fund’s start-up period (up to three months), the Fund may not achieve the desired portfolio composition. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

          Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. The shares are not intended to be used for trading purposes. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s annual repurchase offers for no less than 5% of the shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in an annual repurchase offer.

          Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

          Issuer Risk. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

          Real Estate Securities Risks. Because the Fund will concentrate its investments in the securities of issuers linked to the real estate market, its portfolio may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of the Fund’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others, (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (ii) risks related to local economic conditions, overbuilding and increased competition; (iii) increases in property taxes and operating expenses; (iv) changes in zoning laws; (v) casualty and condemnation losses; (vi) variations in rental income, neighborhood values or the appeal of property to tenants; and (vii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

          There are also special risks associated with particular sectors of real estate investments:

  Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

  Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non competitiveness.

  Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

  Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

  Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

  Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

  Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

       Other factors may contribute to the risk of real estate investments:

  Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

  Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

  Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

  Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

  Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

  REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See “REIT Risk” below.

  Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

          REIT Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.

          Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

          REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

          Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

           The Fund’s investment in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund shares, such shareholder will generally recognize capital gain.

          The Fund does not have any investment restrictions with respect to investments in REITs.

          Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

          Foreign Securities Risk. The Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as QDI. See “U.S. Federal Income Tax Matters.”

          Emerging Market Securities Risk. The Fund may invest without limitation in the securities of issuers located in “emerging markets;” provided, however, that the Fund will limit its investments in issuers located in any single foreign country (emerging market country or other foreign country) to no more than 25% of its net assets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

          Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and the net asset value of its shares. For example, even if securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund’s investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

          Small and Medium Capitalization Company Risk. The Fund will concentrate its investments in real estate related securities. Many issuers of real estate securities are small or medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

          Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

          Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

          Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

          Repurchase Policy Consequences. Annual repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

          Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

          Preferred Securities Risk. Investment in preferred securities carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred securities also contain provisions that allow an issuer, under certain conditions, to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “U.S. Federal Income Tax Matters.”

          Portfolio Turnover Risk. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will exceed 200% under normal market conditions, although it could be significantly higher under certain conditions. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

          Convertible Securities Risk. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

          Short Sale Risk. The Fund is permitted to engage in short sales of securities. When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

          A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

          The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-

grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall net assets available for trading purposes.

          Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

          Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. Certain markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

          The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

          Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

          Options on foreign currency futures contracts may involve certain additional risks. The market for options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs).

However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

          Fixed Income Securities Risk. The Fund may invest in fixed income securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuers inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

          Lower Rated Debt Securities Risk. The Fund may invest in lower rated debt securities, sometimes referred to as “junk bonds.” Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

          Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

          Mortgage-Backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

          When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interests rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interests rates fall.

          When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          Investments in Undervalued Securities. The Fund’s investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

          MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

          MLP Tax Risk. Certain diversification requirements imposed by the Code will limit the Fund’s ability to invest in MLP securities. In addition, the Fund’s ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed entirely as dividend income.

          Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund’s common shareholders will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

          Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the common shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. There can be no assurance that rates will remain at these levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

          Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the fair market value of the securities, as determined by the Adviser. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

          Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any preferred shares of the Fund would likely increase, which would tend to further reduce returns to common shareholders.

          Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

          The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are ____ Trustees of the Fund. Two of the Trustees, including the initial sole Trustee, are “interested persons” (as defined in the 1940 Act) of the Fund and the remaining are not “interested persons.” The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

          Global Real Estate Fund Management, LLC, 1400 Sixteenth Street, Suite 400, Denver, Colorado 80202, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a newly formed Delaware limited liability company formed in November of 2007. All membership interests in the Adviser are owned by Real Estate Securities Partners LLC. Myron D. Winkler, Mark Winkler and Randy Lewis are the managers of Real Estate Securities Partners LLC.

          Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Fund. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

          The Adviser expects to receive extensive research from Green Street Advisors, Newport Beach, California, and potentially from other firms active in generating real estate securities research. The Adviser further expects to execute a large percentage of the Fund’s portfolio transactions with these firms. The Adviser intends to pay for this research using "soft dollars" generated by the Fund’s portfolio transactions, provided, that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. See “Allocation of Brokerage” in the Statement of Additional Information.

          A discussion regarding the basis for the Board of Trustees initial approval of the Fund’s Investment Management Agreement will be available in the Fund’s annual report to shareholders for the period ending ____________.

Portfolio Manager

          Mr. Myron D. Winkler, Chairman of the Board of Trustees, is the Fund's portfolio manager (the “Portfolio Manager”). In carrying out responsibilities for the management of the Fund's portfolio of securities, the Portfolio Manager has primary responsibility. However, the Adviser intends to create a portfolio management team by assigning additional portfolio managers as the assets of the Fund grow during this continuous offering.

          Mr. Winkler is a graduate of the University of California at Los Angeles with a Bachelor of Science degree in Business Administration and is a CPA. Mr. Winkler co-founded Shareholders Capital Corporation in 1961, a mutual fund manager and distributor for the Enterprise Fund, the Convertible Securities Fund and Source Capital Fund, with combined assets of $1,500,000,000 in 1971. Prior to founding Shareholders Capital Corporation, Mr. Winkler worked at Blyth & Co., an investment banking firm, for seven years. For the past 28 years, Mr. Winkler has devoted his time to private investments with a focus during the last 12 years in REITs.

Administrator

          [TBD]

Accounting Agent

          [TBD]

Custodian and Transfer Agent

          [TBD]

Estimated Expenses

          The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

          ____ is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for ____’s officers and employees and administration of the Fund. ____ is obligated to pay the fees of any Trustee of the Fund who is affiliated with ____, if any.

          The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s Dividend Reinvestment Plan, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of common shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the common shares.

          On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $__________. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on a best efforts basis, that actual annual operating expenses will not be substantially more or less than this estimate.

          Costs incurred in connection with the organization of the Fund, estimated at $___________, will be borne by the Adviser. The Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering.

          The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

          The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each Certificate is comprised of a variable number of shares, initially based on an offering price of $10.00 per share; however, during the continuous offering, the number of shares comprising each Certificate will increase or decrease on a daily basis according to the shares net asset value. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

          Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of common shares outstanding.

          For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

          Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASD or, in the case of securities not reported by the NASD or a comparable source, as the Board of Trustees deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

ANNUAL REPURCHASES OF SHARES

          The Fund has adopted a fundamental policy that it will make annual repurchase offers for no less than 5% of its shares outstanding at net asset value, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each annual repurchase pricing shall occur on the 14th day after the Repurchase Request Deadline (defined below), or the next business day if the 14th is not a business day (each a “Repurchase Price Date”). Because this policy is “fundamental,” it may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shares will be repurchased at the net asset value (“NAV”) per share determined as of the close of regular trading on the NYSE on the Repurchase Price Date. The Fund expects its first Repurchase Request Deadline will be _____, 2009.

          Shareholders will be notified in writing about each annual repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. The Repurchase Request Deadline will be determined by the Fund’s Board of Trustees and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Shares will be redeemed by the Fund as necessary to make those payments. Payment will be made in such amount by checks to the shareholder’s address of record, or credited directly to a predetermined bank account within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”).

          The Board of Trustees may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares tendered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

Repurchase Amounts

          The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

          If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. In the event there is an oversubscription of a repurchase offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the repurchase offer.

Notice to Shareholders

          Notice of each repurchase offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice will also include detailed instructions on how to tender shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to tender their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a repurchase offer, and (iv) the procedures that will enable shareholders to withdraw or modify their tenders of Shares for repurchase until the Repurchase Request Deadline The notice will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

          The repurchase price of the Shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (XXX) XXX-XXXX to learn the NAV. The notice of the repurchase offer will also provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a [toll-free] number for information regarding the repurchase offer.

Suspension or Postponement of Repurchase Offer

          The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

          The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.

          The Board of Trustees will adopt procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

          Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of portfolio securities to fund repurchases could reduce the market price of those underlying securities, which in turn would reduce the Fund’s net asset value.

          Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

          The Fund is intended as a long-term investment. The Fund’s annual repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares before the date December 31, 2015. Shareholders have no rights to redeem or transfer their shares. The shares on not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

          The Fund intends to make an annual distribution to its shareholders equal to at least 98% of the Fund’s net income and capital gains. Payments on the shares may vary in amount depending on investment income received and expenses of operation. In general, the total distributions made in any taxable year (other than distributions of net capital gain or return of capital) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. The Distribution Policy may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio.

          Substantially all of any taxable net capital gain realized on investments will be paid to shareholders annually. In addition, depending upon the performance of the Fund’s investments, the related growth of the Fund’s net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. A return of capital will not be taxable to shareholders at the time of its payment. It will, however, decrease a shareholder’s tax basis in his or her shares. See “U.S. Federal Income Tax Matters.”

          The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of shares. Unless the registered owner of common shares elects to receive cash, all distributions declared on common shares will be automatically reinvested in additional common shares of the Fund. See “Dividend Reinvestment Plan”. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

          Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

          The initial distribution is expected to be declared on or before December 31, 2008, depending on market conditions. The Board of Trustees may determine to declare the initial distribution on a date that is sooner or later. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. The Board of Trustees reserves the right to change the Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

          The Fund will operate a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by _____________ (the "Agent"). Pursuant to the Plan, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

          Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at ____________. Such written notice must be received by the Agent prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

          When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares"). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.

          Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of the Fund's Board of Trustees, certificates for whole shares credited to his or her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a share credited to such account.

          The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

          In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

          Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

          The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

          The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

          All correspondence concerning the Plan should be directed to the Agent at ______________. Certain transactions can be performed online at __________ or by calling the toll free number ____________.

U.S. FEDERAL INCOME TAX MATTERS

          The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

          The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

          The Fund intends to make annual distributions of investment company taxable income after payment of the Fund’s operating expenses. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions. See “Distribution Policy” for a more complete description of such returns and the risks associated with them.

          Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations (see the Fund’s Statement of Additional Information regarding “qualified foreign corporations”), provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. In addition, without future Congressional action, the minimum tax rate on long-term capital gains will return to 20% in 2011. While certain income distributions to shareholders may qualify as qualified dividends, the Fund’s objective is to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the “U.S. Taxes” section of the Fund’s Statement of Additional Information for more information relating to qualified dividends.

          Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (i) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (ii) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (iii) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against U.S. federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

          The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

          Selling shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

          An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Fund that have not provided their correct taxpayer identification number and other required certifications, may be subject to federal backup withholding tax on taxable distributions at a rate, as of the date of this prospectus, of 28%.

          An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

          The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

          The Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

          If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

          The Fund may invest in equity securities of MLPs that are expected to derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the income test referenced above. If the MLPs in which the Fund invests do not, however, qualify as qualified publicly traded partnerships otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such investments may not qualify as “good income” and, therefore, could adversely affect the Fund’s status as a regulated investment company.

          The MLPs in which the Fund may invest are expected to be treated as partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Furthermore, because the MLPs are expected to be treated as partnerships, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining its regulated investment company status and avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. As this discussion does not include a full discussion of the Fund’s investment in MLPs and the character of the income in connection therewith, investors should consult their own tax advisors. Investors should also see the Statement of Additional Information.

          The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

          The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on November 9, 2007. The Fund’s Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund does not intend to hold annual meetings of its shareholders.

Common Shares

          The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund intends to make annual dividend distributions to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any. See “Distribution Policy.” Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested for shareholders in additional common shares of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of common shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

          The Fund generally will not issue share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor’s account. Common share certificates that have been issued to an investor may be returned at any time. The Fund’s Transfer

Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Credit Facility

          The Fund may enter into definitive agreements with respect to a credit facility to facilitate borrowings for emergency purposes to finance repurchases of shares. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

          In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Preferred Shares

          The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. The Board may, but has no current intention to, issue preferred shares.

          Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an asset coverage of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution

(expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

          Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

          If the Fund were to issue preferred shares, it is expected that the Fund would seek a AAA/Aaa credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this prospectus.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

          The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of the Fund’s shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.

          The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

          In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.

          The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Fund’s shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

POTENTIAL CONVERSION TO OPEN-END FUND

          The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees, including a majority of the independent Trustees, then in office, (ii) the holders of not less than 50% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. In addition, the Board of Trustees intends to consider conversion of the Fund to an open-end fund or listing of the shares on a national securities exchange by December 31, 2015. The Board of Trustees believes, however, that at least until that approximate time period, the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company before December 31, 2015. Investors should assume further that, even at that time, it may be more likely that the Board of Trustees will decide to list the shares on a national securities exchange and maintain the closed-end fund structure rather than convert to an open-end investment company.

          The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

PLAN OF DISTRIBUTION

          Capital Real Estate Securities, LLC (the Distributor) is serving as the Fund’s distributor on a best efforts basis, subject to various conditions. The Distributor may also enter into selling group agreements with other securities dealers for the sale and distribution of the Certificates representing the shares.

          The Fund is offering to sell, through the Distributor, common shares of beneficial interest through the sale of up to five million Certificates representing its common shares of beneficial interest, at a fixed offering price of

$1,000 per Certificate. The Fund is offering to sell its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account.

          The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities.

          The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

          The principal business address of Capital Real Estate Securities, LLC is 1400 Sixteenth Street, Suite 400, Denver, Colorado 80202. The toll-free phone number of Capital Real Estate Securities, LLC. is ____________.

          Prior to the initial public offering of common shares, the Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchase Terms

          The minimum purchase by an investor is one Certificate, offered for sale by the Fund, through its Distributor, at a fixed offering price of $1,000. Each Certificate is comprised of a variable number of shares, initially based on an offering price of $10.00 per share. The number of shares comprising each Certificate will vary over time with the net asset value of the shares.

          Investors in the Fund will pay a sales load of 8.50% of their investment in the Fund. During the 90 day period from the date of this prospectus, this sales load will be paid as follows: (i) a selling concession of 5.00% will be paid to selling brokers; (ii) an underwriting fee of 3.00% will be paid to participating securities dealers; and (iii) 0.50% will be paid to the Distributor. After the completion of this 90 day period and during the Fund’s continuous offering, the selling concession of 5.00% will continue to be paid to selling brokers and 3.50% will be paid to the Distributor. This sales load represents the entire compensation to the Distributor, any selling broker and any securities dealer for its distribution and other services, including handling investor inquiries, assisting in communications between the shareholders and the Fund, assisting in the establishment and maintenance of shareholder accounts, on-going distribution services and expenses relating to the continuous offering of the shares.

LEGAL MATTERS

          Certain legal matters in connection with the common shares will be passed upon for the Fund by Blank Rome LLP, New York, New York, and for the Distributor by ____________.

REPORTS TO SHAREHOLDERS

          The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          ________________ is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. ___________ is located at _______________.

ADDITIONAL INFORMATION

          The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-______). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

THE FUND’S PRIVACY POLICY

          The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties

          CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

          1.           Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and

          2.           Information about the Consumer's transactions: this category includes information about your trans- actions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

          CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

          CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Global Real Estate Investments Fund

Common Shares of Beneficial Interest

____________________________

PROSPECTUS

[DATE]

____________________________

Capital Real Estate Securities, LLC

          The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

                                    , 2008

Global Real Estate Investments Fund
c/o Global Real Estate Fund Management, LLC
1400 Sixteenth Street, Suite 400
Denver, Colorado 80202

          This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Global Real Estate Investments Fund (the “Fund”), dated , 2008, as it may be supplemented from time to time. Capitalized terms used but not defined in this SAI have the meanings given to them in the prospectus.

          A copy of the prospectus may be obtained without charge calling the Fund collect at (XXX) XXX-XXXX by visiting the Fund’s Internet website at www.globalrealestateinvestmentsfund.com. The registration statement of which the prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

Investment Restrictions	B-2
Management	B-5
Code of Ethics	B-9
Proxy Voting Procedures	B-9
Investment Advisory and Other Services	B-9
Portfolio Managers	B-10
Allocation of Brokerage	B-11
Determination of Net Asset Value	B-13
U.S. Taxes	B-14
Other Information	B-19
Independent Registered Public Accounting Firm	B-19

FORWARD-LOOKING STATEMENTS

          This SAI contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

          The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

INVESTMENT RESTRICTIONS

Fundamental Policies

          The Fund’s investment objective is fundamental and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common shares. In addition, the Fund has adopted a fundamental policy that it will make annual repurchases offers for no less than for 5% of the shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur on the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day. See “Annual Repurchases of Shares” in the Fund’s prospectus.

          In addition to the Fund’s investment objective and repurchase policy, the following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares.

Concentration in the Real Estate Industry

          Under normal circumstances, the Fund will invest at least 80% of its net assets in real estate investment trusts (“REITs”), real estate securities and other investment companies that invest in REITs and real estate securities. For purposes of this 80% policy, “real estate securities” means the equity securities of any company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

Concentration in Any One Industry Other than Real Estate

          Other than as set forth above in “Concentration in the Real Estate Industry,” the Fund may not invest 25% or more of its net assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to U.S. Government securities.

Diversification

          With respect to 75% of its net assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s net assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Underwriting

          The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Interests in Oil, Gas or Other Mineral Exploration or Development Programs

          The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

Borrow Money

          The Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes or to finance repurchases of its shares to the extent permitted by the Investment Company Act of 1940.

Senior Securities

          The Fund may not issue senior securities as defined by the 1940 Act, other than preferred shares, which immediately after issuance will have asset coverage of at least 200%.

Short Sales

          The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 20% of the value of the Fund’s total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund will maintain sufficient segregated liquid assets to cover any short positions it takes.

Lending of Funds and Securities

          To generate additional income, the Fund may lend up to 33 % of its net assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount.

Commodities

          The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts.

Real Estate

          The Fund may not purchase or sell real estate or real estate mortgage loans, but will invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Pledging Assets

          Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.

Non-Fundamental Policies

          The following policies of the Fund are non-fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders.

Purchase of Securities on Margin

          The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Joint Trading

          The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies

          The Fund may invest in securities of other investment companies provided that the Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable federal securities laws.

Options

          The Fund may, up to 5% of its net assets, write, purchase or sell put or call options securities.

Futures Contracts

          The Fund may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets.

          If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

          For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

MANAGEMENT

          The Board of Trustees of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board of Trustees elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

          The Trustees, including the Trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each Trustee and officer is 1400 Sixteenth Street, Suite 400, Denver, Colorado 80202.

Independent Trustees
# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee

*           Fund Complex includes only the Fund.

Interested Trustees
# of
			Portfolios in	Other
	Position(s) Held	Principal Occupation	Fund	Directorships Held
Name and Age	with the Fund	During Past Five Years	Complex**	by Trustee
Myron D. Winkler* (___)	Interested Trustee and Chairman of the Board of Trustees	Private investments with a focus in REITs.	1	None

*	Mr. Winkler has been a Trustee of the Fund since its inception.

**	Fund Complex includes only the Fund.

          In addition to Mr. Winkler, the table below identifies the Fund’s executive officers.

Independent Trustees
# of
	Position(s)		Portfolios
	Held with	Principal Occupation	in Fund	Other Directorships
Name and Age	the Fund	During Past Five Years	Complex*	Held by Trustee

*           Fund Complex includes only the Fund.

Board Committees

          The Board has two standing committees as described below:

Members	Description of Functions	Meetings

Audit Committee

[ ________ ]	Responsible for advising the full Board with respect to accounting, auditing, ethics and financial matters affecting the Fund.	The audit committee will meet at least twice annually.

Nominating & Corporate Governance Committee

[ ________ ]	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. Also responsible for corporate governance compliance.	The nominating committee will meet as necessary.

          The Board may from time to time establish additional committees as deemed in the best interest of the Fund.

Trustee Ownership of Fund Shares; Control Person

          As of the date of this SAI, the Trustees and officers of the Fund as a group owned ___________ of the outstanding shares of the Fund. On ________, 2008, ___________ purchased $_______ in shares of the Fund at an initial subscription price of $10.00 per share and was the sole shareholder as of this date.

          Set forth below is the dollar range of equity securities beneficially owned by each Trustee of the equity securities of the Fund, which is the only registered investment company in the family of investment companies currently overseen by the Trustees, as of December 31, 2007:

Amount Invested Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

	Dollar Range of	Aggregate Dollar Range of Equity Securities in all Registered
	Fund Shares	Investment Companies Overseen by Trustee in Fund
Name	Owned*	Complex**
Independent Trustee

Interested Trustee
Myron D. Winkler	XXX	XXX

*	As of the date of this SAI, the Trustees and Officers of the Fund owned ________ of the outstanding shares of the Fund.

**	Fund Complex includes only the Fund.

          During the calendar years ended December 31, 2006 and December 31, 2007, none of the Independent Trustees (or their immediate family members) had:

1.	Any direct or indirect interest in the Adviser or the Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund;

2.	Any direct or indirect material interest, in which the amount involved exceeds $120,000, in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the Distributor of the Fund or a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; (iii) the Adviser or the Distributor of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship, in which the amount exceeds $120,000, with (i) the Fund; (ii) another fund managed by the Adviser, or distributed by the Distributor of the Fund or a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; (iii) the Adviser or the Distributor of the Fund; (iv) a person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund; or (v) an officer of any of the above.

          During the calendar years ended December 31, 2006 and December 31, 2007, no officer of the Adviser or the Distributor of the Fund or any person controlling, controlled by or under common control with the Adviser or the Distributor of the Fund served on the board of directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

Compensation

          The Fund will pay an annual fee in the amount of $_____ to each Trustee who is not an officer or employee of the Adviser (or any affiliated company of the Adviser). All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board of Trustees or committee meetings.

          The table set forth below includes information regarding compensation from the Fund for each of the Trustees. None of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

		Pension or Retirement	Estimated	Total Compensation
	Aggregate	Benefits Accrued As	Annual Benefits	from Fund and
	Compensation	Part of Fund	Upon	Fund Complex Paid
Name	from Fund*	Expenses	Retirement	to Trustees**
Myron D. Winkler		$$0	$0	$0

*	The amounts set forth in column 2 are the estimated future payments that each Trustee is expected to receive from the Fund for the fiscal year ending December 31, 2008.

**	The amount set forth in column 5 includes actual amounts paid to each Trustee by the Fund Complex for the period ended December 31, 2007. The Fund Complex includes only the Fund.

CODE OF ETHICS

          The Adviser and the Fund each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Code of Ethics will be included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

PROXY VOTING POLICY

          The Board of Trustees of the Fund has delegated the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser will vote such proxies in a manner that it deems to be in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures, including procedures to be used when a vote presents a conflict of interest, are attached as Appendix A to this SAI. The Fund’s voting record for the most recent 12-month period ending _________ will be available (i) without charge, upon request, by calling collect (XXX) XXX-XXXX and (ii) in the Fund’s reports to be filed with the SEC and available on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

          The management of the Fund is supervised by the Trustees. Global Real Estate Fund Management, LLC provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (the “Investment Management Agreement”).

          The Adviser, located at 1400 Sixteenth Street, Suite 400, Denver, Colorado 80202, is a newly formed Delaware limited liability company. It was formed in November 2007 for the purpose of providing investment advisory and management services to investment companies. All membership interests in the Adviser are owned by Real Estate Securities Partners LLC. Myron D. Winkler, Mark Winkler and Randy Lewis are the managers of Real Estate Securities Partners LLC. Mr. Winkler is also an Interested Trustee and Chairman of the Board of Trustees of the Fund.

          The Investment Management Agreement was approved in person by the Trustees, including a majority of the Independent Trustees on [__________], and by the Fund’s initial shareholder on [    ]. The Investment Management Agreement has an initial term of two years. The Investment Management Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

          Under the Investment Management Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund’s portfolio of investments. In addition, the Adviser performs a variety of administrative services for the Fund. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, state qualifications, if any, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings, reports to shareholders and materials relating to the Fund’s annual repurchase offers.

          The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

          The Investment Management Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by a vote of a majority of the Trustees of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the

Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

Approval of the Investment Management Agreement

          A discussion regarding the basis for the approval of the Fund’s Investment Management Agreement by the Board will be available in the Fund’s report to shareholders for the period ending [___________].

Administrative Services

          Under the [Administration Agreement], [___________] (the “Administrator”) is responsible for generally managing the administrative affairs of the Fund. The Administrator is entitled to receive [a monthly fee at the annual rate of 0.__% of the Fund's average daily net assets. The Administrator will furnish to the Fund all office facilities, equipment and personnel for administration of the Fund. The Administrator will compensate all Administrator personnel who perform administrative services for the Fund. Administrative services provided by the Administrator include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers and other administrative services necessary to conduct the Fund’s business.

          Under the [Fund Accounting Agreement], _______________ is responsible for calculating the net asset value of the common shares of the Fund, subject to the supervision of the Board of Trustees. [________] is entitled to receive a monthly fee at the annual rate of ___%.

          Information regarding the Fund’s custodian and independent public accounting firm is described in the prospectus.

PORTFOLIO MANAGERS

          Mr. Myron D. Winkler is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”). The following table shows the number of other accounts managed by Mr. Winkler and the total assets in the accounts

			Advisory Fee Based
			on Performance
	Number of	Total Assets	Number of	Total
Type of Accounts	Accounts	($ in millions)	Accounts	Assets

Myron D. Winkler
Registered Investment Companies	0	0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

managed within various categories as of ___________.

Compensation.

          Mr. Winkler will receive compensation for his services as Portfolio Manager in the form of a salary paid by the Adviser that is a percentage of the net assets of the Fund.

Securities Owned in the Fund by Portfolio Manager.

          As of the date of this SAI, the Portfolio Manager owned ____________ shares of the Fund.

ALLOCATION OF BROKERAGE

          Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

          It is anticipated that most purchase and sale transactions involving fixed income securities, if any, will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

          The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

          In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

The Adviser expects to receive extensive research from Green Street Advisors, Newport Beach, California, and potentially from other firms active in generating real estate securities research. The Adviser further expects to execute a large percentage of the Fund’s portfolio transactions with these firms. The Adviser intends to pay for this research using "soft dollars" generated by the Fund’s portfolio transactions, provided, that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended. This safe harbor permits investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. The term "soft dollars" refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager. The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).

The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Fund. Nevertheless, the Adviser will seek to attempt to assure either that the fees and costs for services provided to the Fund by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Fund also will benefit from the services.

           In addition, the use of brokerage commissions to obtain investment research services may create a conflict of interest between the Adviser and the Fund, because the Fund will pay for such products and services that are not exclusively for the benefit of the Fund, but rather may be primarily for the benefit of the Adviser. To the extent that the Adviser is able to acquire these products and services without expending its own resources (including investment advisory fees paid by the Fund), the Adviser's use of "soft dollars" would tend to increase the Adviser's profitability. The availability of these non monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.

           Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser, if any. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. (“NASD”), which provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

DETERMINATION OF NET ASSET VALUE

          The net asset value per common share of the Fund is determined no less frequently than daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund’s net asset value per common share is determined by ______, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s net assets, less its liabilities, by the number of shares outstanding. Each Certificate is comprised of a variable number of shares, initially based on an offering price of $10.00 per share; however, during the continuous offering, the number of shares comprising each Certificate will increase or decrease on a daily basis according to the shares net asset value.

          The Trustees of the Fund have established the following procedures for fair valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

          All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees. Determining fair value involves subjective judgments. It is possible that the fair value determined for a security may differ materially from the value to be realized upon a sale.

U.S. TAXES

          The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

          The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s net assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s net assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s net assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

          In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

          If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

          Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

          If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

          Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally 15% for individuals). Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

          A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 35%.

          We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

          The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

          Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

          Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

          If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

          If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

          The 90% gross income test with respect to income of a RIC includes net income derived from an interest in certain “qualified publicly traded partnerships” which are also commonly referred to as “master limited partnerships” (“MLPs”). The asset diversification test of a RIC also includes a limitation on the investment by a RIC in certain qualified MLP interests. A RIC may now invest in a qualified MLP regardless of the types of business the MLP operates. Passive losses from an investment in a qualified MLP may not be used by a RIC to offset any income other than income from the same MLP and any deductions passed through by the MLP may not be used by a RIC to offset income from other sources.

          The Fund intends to invest in equity securities of MLPs that are expected to derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as qualified publicly traded partnerships (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the income test referenced above. If the MLPs in which the Fund invests do not, however, qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such investments may not qualify as “good income” and, therefore, could adversely affect the Fund’s status as a RIC.

          The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. As a limited partner in the MLPs in which the Fund invests, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Furthermore, because the MLPs are expected to be treated as partnerships, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. As this discussion does not include a full discussion of the Fund’s investment in MLPs and the character of the income in connection therewith, investors should consult their own tax advisors.

          The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15%; however, such rate is set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

          Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

          Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

          Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

          Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

          The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion, if any, to the total dividends paid out of earnings or profits to each class with respect to such tax year.

State And Local Taxes

          Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

          The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

          The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

          The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding a majority of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. Information about anti-takeover provisions in the Declaration of Trust is discussed in the prospectus under “Anti-Takeover Provisions in the Declaration of Trust.” The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          [        ] is the independent registered public accounting firm for the Fund and will provide audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

APPENDIX A

GLOBAL REAL ESTATE MANAGEMENT, LLC

PROXY VOTING POLICY

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)      Financial Statements (included in Part B)

Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Statement of Assets and Liabilities*

(2)      Exhibits

(a)(i)	Certificate of Trust
(a)(ii)	Agreement and Declaration of Trust
(b)	Bylaws
(c)	Not applicable
(d)	Form of Share Certificate*
(e)	Dividend Reinvestment Plan*
(f)	Not applicable
(g)	Investment Management Agreement*
(h)(i)	Form of Distribution Agreement*
(i)	Not applicable
(j)	Form of Custody Agreement*
(k)(i)	Form of Stock Transfer Agency Agreement*
(k)(ii)	Form of Administration Agreement*
(l)	Opinion and Consent of Blank Rome LLP*
(m)	Not applicable
(n)	Consent of Independent Auditor*
(o)	Not applicable
(p)	Initial Subscription Agreement*
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Adviser *

*     To be filed by amendment.

Item 26. Marketing Arrangements

      Form of Distribution Agreement to be filed by amendment as Exhibit 2(h)(i).

Item 27. Other Expenses of Issuance and Distribution

      The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
NASD Fees
Distributor’s Expense Reimbursement
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous Expenses
Total	$

Item 28. Persons Controlled by or Under Common Control With Registrant

      None.

Item 29. Number of Holders of Securities

      Set forth below is the number of record holders as of                              , of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	[___]

Item 30. Indemnification

      Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

      4.1     No Personal Liability of Shareholders, Trustees, etc.

      No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

      4.2      Mandatory Indemnification.

      (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

      (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder.

All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

     (e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     4.3     No Duty of Investigation; Notice in Trust Instruments, etc.

     No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     4.4      Reliance on Experts, etc.

     Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser

     Global Real Estate Fund Management, LLC serves as investment adviser to the Registrant. The Adviser is a newly formed Delaware limited liability company formed in November 2007. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each member or executive officer of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund—Investment Adviser.”

Item 32. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator,
___________________, ___________________________________

Item 33. Management Services

     Not applicable.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

	(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

	(b)	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

	(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

	(d)	that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

	(e)	that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

	(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

	(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

     Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Los Angeles, and the State of California, on the 19th day of December, 2007.

GLOBAL REAL ESTATE INVESTMENTS FUND

By:	/s/ Myron D. Winkler
Name: Myron D. Winkler
Title: Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Myron D. Winkler	Principal Executive Officer and Sole Trustee	December 19, 2007
Myron D. Winkler

/s/ Myron D. Winkler	Principal Financial Officer	December 19, 2007
Myron D. Winkler

INDEX TO EXHIBITS

Exhibit
No.	Description
2(a)(i)	Certificate of Trust
2(a)(ii)	Agreement and Declaration of Trust
2(b)	Bylaws